Baker, Fentress & Company                       ANNUAL REPORT 1995





Growing with the Emerging American Economy

Baker Fentress At a Glance


Baker, Fentress & Company, a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF), invests primarily for long-term capital appreciation. It is internally managed by its officers under the supervision of its board of directors. The business of the Company was started in 1891. Other features include:

     . Concentrated portfolio with limited diversification
     . Fully invested in U.S. equities and equivalents
     . Combination of publicly-traded and illiquid holdings
     . Long-term investments which have significant unrealized appreciation . Minimum 8% distribution policy


====================================
1995 Performance and Distributions

                       Total Return
                       ------------
Shareholder Return        33.2%
Portfolio Performance     36.2
S&P 500 Index             37.6

====================================
             Ordinary    Long-Term
              Income   Capital Gain
             --------  ------------
June 7        $0.20       $  --
December 7     0.15        1.20
             --------  ------------
              $0.35       $1.20
             ========  ============

Total Distributions       $1.55
                       ============

===================================
Top Ten Holdings
                           % of
                        Net Assets
                        ----------
Consolidated-Tomoka          14.2%
United HealthCare             3.3
Cisco Systems                 3.1
Echlin                        3.0
Barnett Banks                 3.0
Wausau Paper Mills            2.6
Cascade Communications        2.5
Aon                           2.2
MCI Communications            2.2
Stratacom                     2.1
                          -------
   Total                     38.2%
                          =======

                           [PIE CHART APPEARS HERE]
===================================
Average Sector Commitment for 1995*

Public                    70.6%
Private                   15.6%
Consolidated-Tomoka       13.8%



                             [GRAPH APPEARS HERE]
===================================================
Portfolio Weightings*
                         % of Public       S&P 500
Total Portfolio           Portfolio       Weighting
---------------------------------------------------
Technology                  20.47%          14.40%
Producer Goods              16.11%           4.50%
Finance                     14.00%          13.70%
Consumer Products           13.32%          27.00%
Healthcare                   8.61%           9.60%
Energy                       5.05%           8.50%
Basic Industries             4.43%           8.00%
Utilities                    2.20%          12.60%
Transportation               1.48%           1.70%
Consolidated-Tomoka         14.33%              na

* Based on percentage of total portfolio market value. Information as of December 31, 1995 and includes both publicly-traded and illiquid holdings.



[LOGO] Our cover icon represents the origin of Baker Fentress in the early midwest timber industry and is a symbol for the emerging American economy--opportunities for vigorous growth from old solid roots.

TO OUR SHAREHOLDERS:

[LOGO]

At December 31, 1995, Baker Fentress net assets totalled $599.2 million, a $137.3 million increase from prior year-end. Net asset value total return of 36.2% was the greatest in our history as a closed-end fund. Compared to more than 700 equity-oriented mutual funds having long-term growth as their primary investment objective, our performance would have ranked us in the top quartile.

   Two of our three portfolio sectors -- publicly-traded securities and Consolidated-Tomoka Land Co. -- exceeded the extraordinarily strong 37.6% total return of the Standard & Poor's 500 Stock Index. Although overshadowed by public equity market strength, the private placements segment continued to achieve its targeted 20% annual return objective.

   Calendar year distributions to shareholders totalled $1.55 per share, equal to 8.0% of average net asset value and 10.0% of average market value for the twelve-month period ended October 31, 1995. We expect to continue our minimum 8% distribution into the foreseeable future.

   Last year, after disappointing 1994 performance, we noted our expectation that investment spending and new company formation would continue to have a major impact on the U.S. economy, and that this would continue as the central focus of our portfolio. That proved appropriate in 1995 and remains the basic theme of our present strategy.

   The most significant news of the year was our agreement to acquire John A. Levin & Co., Inc. (Levco), a New York-based investment advisory firm, for approximately $36 million cash and five million Baker Fentress shares. The transaction is subject both to regulatory and shareholder approval and, when approved, John A. Levin will succeed me as Baker Fentress chief executive. Information about Levco and the status of our proposed acquisition follow this letter.

   It may be appropriate to defer the annual shareholders' meeting this year beyond its normal late-April date in order to include the Levco transaction as part of the agenda. Other agenda items will include an increase in the number of directors, and the election of four additional board members. From Levco, John
A. Levin, Melody P. Sarnell, and Jeffrey A. Kigner will be proposed for election; Eugene V. Fife, a limited partner of Goldman, Sachs & Co. also will be a nominee.


                                          David D. Peterson
                                          President and
                                          Chief Executive Officer


NET ASSET VALUE TOTAL RETURN OF 36.2% WAS THE GREATEST IN OUR HISTORY AS A CLOSED-END FUND.

ACQUISITION OF JOHN A. LEVIN & CO., INC.

[LOGO]

As announced on November 20, 1995,

Baker Fentress directors have unanimously approved an agreement to acquire privately-held John A. Levin & Co., Inc. (Levco), a New York-based investment advisory firm, for approximately $36 million cash and five million Baker Fentress shares (subject to adjustments). The transaction requires both a grant of exemptive relief by the Securities and Exchange Commission (SEC) from certain provisions of the Investment Company Act of 1940 and approval by Baker Fentress shareholders.

   The request for exemptive relief was filed in December and is pending. We will not ask for shareholder approval of the Levco acquisition unless and until the requested exemptive relief has been granted by the SEC. We hope to be able to include approval of the Levco acquisition and related items on the agenda for our annual shareholders' meeting, even if this necessitates some postponement of the meeting from its customary late-April date. Proxy materials describing the Levco transaction, together with relevant historical and financial details, will be mailed to all shareholders together with notice of the meeting date.

   Levco specializes in managing equity portfolios, primarily for U.S.-based taxable and tax-exempt institutions and high net worth individuals. Since its founding in 1982, assets under management have grown to $5.4 billion, with approximately 83% from institutions and 17% from individuals. The institutional account base includes corporations (37%), endowments and foundations (25%), and joint labor-management and state and local government plans (21%).

   Levco's performance from its 1982 founding through 1995 has exceeded the S&P 500 Index, with particular relative strength in down markets. Levco and Baker Fentress both stress long-term performance, although with some differences in investment styles. Levco emphasizes large capitalization equities and wide diversification; Baker Fentress holds more concentrated positions in smaller capitalization issues, and also invests in private placements. Levco analysis is based primarily on detailed bottom-up methodology, while Baker Fentress places greater consideration on economic and industry trends.

   As one of a remaining few internally-managed closed-end funds, Baker Fentress directors and management had long been concerned about our continuing viability as an independent entity. The closed-end structure, although advantageous for investing, restricts our ability to grow, and the internal development of an investment management business for outside clients would be a slow, uncertain process. The acquisition of Levco provides us a ready-made entry into what we consider to be a very attractive business, with access to growth opportunities not currently available to Baker Fentress.

GROWING WITH THE EMERGING AMERICAN ECONOMY


The strong U.S. equity market in 1995 reflected a resumption of the markets' realization that the American economy today is a phenomenon unique in the world.


   Today, the U.S. combines the growth and dynamism of the most rapidly growing emerging economies with the institutional stability of a mature industrial nation. The keys to this economic success include a flexible industrial base, which has been restructured to meet world competition; cutting edge technological innovation, which enhances productivity; and a fighting chance to establish sound policies in public finance unique among large industrial economies.

Continuing Familiar Investment Themes

   As reported in the past, we think the U.S. economy today is driven by investment, savings, and exports - the exact opposite of the consumption, borrowing, and importing trends which dominated the '80s. Although market attention to these trends was overshadowed in 1994 by the Federal Reserve's monetary tightening and fear of recession, the arrival of a "soft landing" for the economy allowed market attention to revert to these fundamental points of emphasis.

   INVESTMENT continued to be the leading sector of the economy last year, growing at 13.9% versus 3.0% for Gross Domestic Product (GDP); it is projected to continue to grow faster than the economy as a whole again in 1996. The rapid growth of capital expenditures in the U.S. is not an aberration, but the natural consequence of radically improved profitability. Last year, the return on investment in physical plant and equipment in the U.S. reached a post-World War II high.

   Years of shedding unprofitable operations and obsolete facilities have been followed by rapid expenditures on new equipment. These expenditures have grown spectacularly in advanced decentralized computing and communications equipment, which greatly increase the efficiency of both manufacturing and service industries. Penetration of personal computers in the U.S. far outstrips other nations. The linking of this equipment is proceeding apace, most visibly through the Internet, but more importantly through the use of office and firm-wide private networks.

                             [CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

Since the current economic expansion began in 1991, investment and export sectors of the economy have shown growth far in excess of personal consumption and government.

                             [CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

The economic incentive for capital investment is the profitability of U.S. industry. The return on equity of the S&P 400 (which excludes the regulated utilities and financial services stocks included in the more widely known
S&P 500) is a good measure of the profitability of investment in physical plant in the U.S. It reached a post-World War II high last year.

[GRAPH SHOWING]
Savings continues to increase as a percent of U.S. GDP.
[APPEARS HERE]
1980..7.1%  1983..2.4%  1986..4.2%  1989..4.4%  1992..1.5%  1995..4.4%


[GRAPH SHOWING]
Public sector budget deficit as a percent of GDP
[APPEARS HERE]
Source BCA Foretrends
1995 Estimate

UNITED STATES..1.6% GERMANY..3.1% JAPAN..3.9% UNITED KINGDOM..5% FRANCE..5% and ITALY..7.4%


   SAVINGS -- the basis for financing this accelerated investment -- continued to increase in 1995. Although the U.S. savings rate has been low by world standards, it bottomed in 1992 and should continue to increase over the next few years. Retained corporate earnings have been high. In addition, the weaker elements of saving -- the government deficit and household savings -- are improving. The U.S. federal deficit, as a fraction of GDP, is the lowest of any large developed economy and is declining. Household savings rates should continue to increase as the baby boom generation ages. Widely discussed proposals for income tax reform are designed to increase the incentive to save rather than consume. While we do not base our decisions on specific short-term results from the political process, our confidence continues to increase that in the long run changes in the budget and tax code will favor investment and savings over consumption and debt.

   U.S. EXPORTS grew 10.3% in 1995, and should be strong in 1996, particularly in the form of capital goods exports to developing countries. Our investment focus has been on domestic manufacturers who will experience volume and revenue growth even if the dollar strengthens somewhat, as we expect it to in 1996. The nearby table summarizes the public portfolio's largest generators of overseas revenues as a percent of total sales. It shows that 24% of public

----------------------------------------------------
Top Public Equity Holdings
by Overseas Exposure
                                              Percent
                                  Percent    Overseas
Item                             Portfolio     Sales
-----------------------------------------------------
Union Texas Petroleum...........    1.8%        77%
KLA Instruments..................   1.8         69
Boeing..........................    2.8         57
Great Lakes Chemical............    2.5         55
Foster Wheeler..................    2.0         51
Viking Office Products..........    2.2         51
Varian Associates...............    1.4         49
Stryker.........................    2.2         48
York International..............    2.7         44
Cisco Systems...................    4.5         42
Stratacom.......................    2.9         42
Harnischfeger...................    2.7         37

All Public Equity Holdings......  100.0%        24%
-----------------------------------------------------

portfolio company revenues come from overseas sales -- roughly twice the average of the U.S. economy.

Thematic Focus Investments

Major capital investment portfolio concentrations have been made in both technology and new smaller companies, as represented in the private portfolio.

   Technology-related investments include companies producing both computing and communications technology as well as their components. Various elements of the technology stock universe have been emphasized in the portfolio at different times. In the first half of 1995 we de-emphasized semiconductor and software stocks. From midyear on, we increased our emphasis on communications equipment stocks, particularly those which produced hardware critical to advanced data communications and development of the Internet. We intentionally avoided the highly publicized Internet-related software stocks, which we considered to be too expensive and to have insufficiently proprietary product positions. The diagram below highlights some of the portfolio companies which are key suppliers to the U.S. communications industry which, with recent enactment of telecommunications legislation, has been further deregulated.

   The other enduring portfolio theme is the growth of new or very small companies. The American economy is unique in creating new companies. Our private portfolio includes such companies, which typically have $50-100 million in revenues. This part of the portfolio continued to meet its objectives, highlighted by the purchase by Echlin of American Electronic Components at a significant premium. Baker Fentress continues to invest privately in a wide range of small U.S. companies in industries ranging from healthcare and broadcasting to waste disposal, lighting equipment and financial services.

   The financial services sector continued to benefit from the rising U.S. savings rate, which supported continued long-term trends toward lower interest rates and increasing household ownership of financial assets. Flows of household savings into mutual funds set records this year. Within this industry, the public portfolio took some profit in our bank stock holdings due to the maturing of the bank consolidation trend.

   At the same time, we increased our holdings in asset managers, which we believe will be the principal beneficiaries of increased mutual fund investment. Both T. Rowe Price and Franklin Resources were added to the portfolio. The planned acquisition of John A. Levin & Co. would represent a further portfolio concentration in asset management services, although the shares would be a private holding.

[TELECOMMUNICATIONS INFRASTRUCTURE GRAPHIC APPEARS HERE]

One of the most rapidly growing categories of capital investment is communications equipment associated with growth of data communications on both the Internet and within corporate networks. This graphic illustrates various segments of this market which are served by current portfolio holdings, shown in red.

[HARNISCHFEGER INDUSTRIES PICTURE APPEARS HERE]

We anticipate rapid growth of capital equipment exports from the U.S. An example of such products is this large mining shovel produced by Harnischfeger Industries.


   Exports of U.S. products continued to grow much faster than the economy as a whole. In addition to high technology-related products (which also have significant overseas markets), the Baker Fentress portfolio emphasizes industrial equipment. This type of capital equipment is particularly important to emerging market economies. Although these economies did not do well in 1995, we expect growth in these areas to resume, particularly in Asia. Illustrative of such portfolio holdings are Harnischfeger, for mining and papermaking equipment; Boeing, for commercial aircraft; York International, for refrigeration and air conditioning; and Foster Wheeler, for heavy construction such as power stations. In addition to these holdings, other companies in the technology, healthcare, and basic industrial sectors have major overseas exposure.

Outlook

   The fundamental outlook for 1996 continues to be favorable for the U.S. economy and stocks. The principal risks, apart from those of individual company operations, would appear to be of a political nature.

   Profitability of U.S. firms continues to be at record levels, and growth in the economy should continue for the foreseeable future. Valuation by most measures is not extreme for a low interest rate, low inflation environment, and is certainly supported by profitability. The political risks could be a failure to sustain momentum toward a balanced federal budget; failure of the Federal Reserve to ease sufficiently to prevent a recession; or an unexpected international event, such as a financial collapse in Japan.

   We are also giving increased attention to the risk of earnings disappointment in individual issues as we enter 1996. Because the U.S. economic expansion has continued for five years now and operating rates are relatively high, major earnings growth in the cyclical sectors is unlikely. Indeed, if the Federal Reserve eases too slowly, or various structural factors such as lack of pent up demand for consumer goods become significant, consumer and/or cyclical stocks could suffer serious earnings disappointments this year.

REVIEW OF OPERATIONS



As reported, our 1995 net asset value return of 36.2% was the highest in our twenty-five year history as a publicly-traded closed-end fund. Two of the three portfolio sectors, our public portfolio and Consolidated-Tomoka Land Co., exceeded the 37.6% total return for the Standard & Poor's 500 Stock Index.


   At December 31, 1995, net assets totalled $599.2 million, a $137.3 million increase from $461.9 million at 1994 year-end. For 1995, the sum of net investment income, net realized capital gain and increase in portfolio net unrealized appreciation totalled $159.6 million. About $41 million was distributed to shareholders from realized gain and net investment income. Shareholders reinvested about $18.6 million of those distributions into additional Baker Fentress shares.

Distributions

Since 1987, Baker Fentress has followed the policy of making total calendar year distributions equal to at least 8% of average net assets over the twelve-month period ended October 31 of the year. Payments during the year totalled $1.55 per share, consisting of $0.20 mid-year and $0.15 year-end ordinary income dividends, and a $1.20 year-end capital gain distribution. This total was equivalent to 8.0% of average net assets. Because market value of our shares is less than net asset value, distributions totalled 10.0% of average market value.

   Shareholders receiving the capital gain distribution in Baker Fentress stock rather than cash acquired 1.1 million additional shares at $16.875 per share, a 22% discount to underlying net asset value. The additional shares issued at a discount reduced net asset value by $0.19 per share, from $21.61 to $21.42.

   Net investment income increased by 36% to $9.4 million, enabling us to distribute $0.35 per share in ordinary income dividends. Because of greater emphasis on capital gain rather than investment income, the periodic maturity of high-yielding private placements, and increases in outstanding shares from reinvestment of capital gain, future per share ordinary income dividends may decline. We expect, however, to continue our 8% total distribution policy.


 . . . Net assets
totalled
$599.2 million,
a $137.3 million
increase. . .

Portfolio Sectors

By general policy, we are fully invested in equities, equity equivalents, and equity-enhanced debt securities at all times. Fund assets are allocated among three separately-managed segments: publicly-traded equities and their equivalents; private placements, which provide equity appreciation potential as well as current income; and our majority-owned affiliate, Consolidated-Tomoka Land Co. The table below lists 1995 performance and average percentage commitment by portfolio sector, as well as total fund performance compared to the S&P 500 Index.

                          Average 1995    Total
                           Commitment    Return
                          -------------  -------
Public Equities                70.6%      38.2%
Private Placements             15.6       23.9
Consolidated-
  Tomoka                       13.8       45.2
                              ------      -----
  Total Portfolio             100.0%      36.2%
                              ======      =====
S&P 500                                   37.6%
                                          =====

Within the public equity portfolio, some of the most dramatic gains were realized from our investments in producers of frame relay equipment, such as the Stratacom system shown here.

[STRATACOM SYSTEM PICTURE APPEARS HERE]

Public Portfolio Review

The past year's strong public equity returns of 38.2% were not achieved without a fair measure of anxiety. The year began with apprehension by participants in public equity markets. Unexpected economic strength in late 1994 had created the impression that U.S. economic growth--and potentially inflation--were out of control, and that further (perhaps severe) monetary tightening would be required to restore equilibrium. If true, such a development would probably have led to further pressure on equity prices.

   These fears proved unfounded, as indicators of economic stress began easing almost immediately after the first of the year. The market responded smartly, appreciating 9.7% through the first quarter. Appreciation was concentrated in larger capitalization stocks, particularly those with overseas operations or which were thought to be insensitive to weakness in the U.S. economy. This bias was heightened by an unexpected collapse in the value of the dollar versus other senior currencies, a development which accelerated the "flight to safety" within a generally rising equity market. Our portfolio largely kept pace with the market in this period.

   Late spring brought further deceleration of economic indicators and some stabilization of the dollar. Within the equity market, investor interest moved toward more aggressive stocks, with the technology sector posting a very strong second quarter. Financial services and capital goods stocks also put in a strong showing.

   By summer, the dollar had stabilized further, assisted by currency interventions and perhaps by the sense that there was surprising progress toward reforming U.S. fiscal policy. Continued signs of economic softness provided the Federal Reserve with enough confidence to ease monetary policy slightly in July. This set off a run of strong performance, paced by technology, financial services, and capital goods stocks in the portfolio.

   In the fall, this optimism flagged. Perceived tight monetary policy, slower progress on the federal budget, and profit taking in the technology sector produced a choppy, downward market through October. The market recovered sharply through November in an environment of surprisingly low inflation, renewed hope for a budget agreement, and possible monetary ease. In December, stocks corrected again as the budget talks slowed, but ended the year on a positive note after the Federal Reserve eased in response to low inflation and economic weakness.

Private Placement Review

While below the exceptional returns achieved by broad public equity market indices during 1995, total return on the private placement portfolio of 23.9% exceeded our long-term target for this activity. On a long-term basis, our goal for private placement investments is to generate average annual returns of about 20%, approximately twice the historical average return of public equity indices.

[PICTURE APPEARS HERE]

In the Company's tradition of continuity between private and public holdings, restricted shares of United HealthCare were transferred from the private portfolio to the public portfolio when restrictions expired in 1995. In this photo, public portfolio director Steve Carhart (left) and private portfolio director Scott Smith (right) meet with UNH Chairman, William McGuire at UNH headquarters.

   There was significant activity during 1995, which began with 12 portfolio investments valued at $75.1 million. New investments totalling $23.3 million were added to the portfolio while investments valued at $26.2 million, including 1995 gain of $6.4 million, were sold or transferred out of the private portfolio. Portfolio valuation increased $4.9 million during the year, net of write-downs. At year end, 12 portfolio investments were valued at $83.4 million. In December, a portfolio company agreed to be acquired in a transaction which closed in January, 1996 when a $10.0 million debenture was retired from the portfolio.

[PERFORMANCE CHART APPEARS HERE]


                           1993    1994    1995    1993-95
                           ----    ----    ----    -------
BKF Private Portfolio..... 20.4    19.3    23.9      21.2
S&P 500................... 10.1     1.3    37.6      15.3

Consistent targeted total returns were achieved by our private portfolio over the last three years. This is contrasted against the highly variable returns of the public equity market.

   As noted in last year's report, an $11.3 million investment was made in January 1995 in TBN Holdings, Inc., a Cleveland-based resource recovery and hazardous waste management company.

   In March, the $5.0 million carrying value of our investment in Alliance Northwest Industries, the parent of Seattle Lighting Fixture Company, was written off given the company's continuing operating difficulties and the uncertain outlook for any material recovery of our investment.

   During 1994, Complete Health Services, Inc. was acquired in a tax-free stock exchange by United HealthCare Corporation (NYSE symbol: UNH), which redeemed our $4.25 million Complete Health debenture at a premium in July 1995. After trading restrictions on UNH shares in the private portfolio were lifted in October, the liquidity discount on the shares was eliminated and they were transferred to the public portfolio.

   In October, American Electronic Components, Inc. (Nasdaq symbol: AECI) agreed to merge with Echlin Inc. (NYSE symbol: ECH) in a tax-free exchange of stock. ECH shares received when the merger closed in December were valued at $18.2 million, net of a 10% liquidity discount, compared to a pre-merger valuation of AECI shares of $6.8 million.

   Also in October, an initial $1.0 million investment was funded under a $10.0 million commitment to Security Capital U.S. Realty, a Luxembourg-based entity formed to invest in public and private U.S. real estate and Real Estate Investment Trusts. The company is part of the Security Capital Group of companies, which includes two NYSE-listed companies with a combined market capitalization in excess of $2 billion.

   In November, an investment of $10.5 million was made in DuroLite International, Inc., a holding company formed to acquire Duro-Test Corporation and Litetronics International, Inc. Both companies manufacture and distribute long-life specialty lighting products.

   In December, EXCL Communications, Inc. completed a refinancing, retiring all EXCL securities we held. A $3.8 million subordinated debenture was redeemed at par, and two issues of convertible preferred stock with an original cost of $2.65 million were repurchased for $6.0 million.

   Also in December, Champion Healthcare Corporation (AMEX symbol: CHC) completed a recapitalization in which we received CHC common shares for terminating certain dividend rights on previously issued convertible preferred stock. Given limited liquidity of the new shares, they are valued at a 20% discount to market.

   Just before year-end, directors of Earth Technology Corporation (Nasdaq symbol: ETCO) agreed to its acquisition by Tyco International (NYSE symbol: TYC) in a cash tender offer. The tender was completed in January 1996 and a $10.0 million ETCO debenture was redeemed at par.

   Valuation writedowns totalling $2.5 million were taken against investments in County Seat Stores and TBN Holdings at year-end. County Seat continues to struggle in a highly competitive retail apparel market, while TBN has experienced difficulty absorbing a large acquisition made at the time of our investment.

   The outlook for 1996 suggests increasingly competitive conditions in the private capital markets given the continued strong flow of funds into the sector. We will remain focused on the disciplined review of potential new investments while constantly monitoring opportunities for liquidity in the existing portfolio.

Consolidated-Tomoka Review

   For net asset value purposes, we carry our 79.9% ownership in Consolidated-Tomoka Land Co. at the last sale price of its shares on the American Stock Exchange (symbol: CTO). The stock is thinly traded and annual rates of return -- positive 45% in 1995 and negative 19% in 1994 -- have not necessarily reflected operating results.

   CTO continues to focus its efforts on two operating businesses -- citrus and real estate development -- and to implement exit strategies for the remaining activities, mostly income properties. These properties currently produce positive cash flow, allowing for more patience in their disposition.

   Citrus operations were only modestly profitable in calendar 1995, as neither volume nor prices for the 1995 crop year ended in August reached expected levels. Reduced volume did not lower growing costs, which are largely a function of the number of planted trees, rather than amount of fruit harvested. The volume shortfall occurred throughout Florida, and was not anticipated by government citrus crop forecasts.

   In sharp contrast to a disappointing 1995, the CTO 1996 crop year may produce the largest harvest ever. While always subject to subsequent adverse growing conditions, CTO currently is forecasting a 44% increase in harvested fruit at generally acceptable prices. The grove expansion, completed five years ago, is expected to generate annual volume increases for the next decade or more.


CTO CURRENTLY IS
FORECASTING A
44% INCREASE IN HARVESTED FRUIT
AT GENERALLY ACCEPTABLE PRICES.

[LPGA INTERNATIONAL PICTURE APPEARS HERE]

Pictured above is the entrance to the LPGA International complex just west of the new I-95 interchange in Daytona Beach. CTO is developing multi-use land around this area.

   Progress continues at the Ladies Professional Golf Association (LPGA) project, CTO's major real estate activity. The development will occupy 4,500 acres when fully complete; in the near-term it will include two championship golf courses, a Radisson resort complex, residential housing surrounding the golf courses, and the LPGA headquarters. The first course is LPGA International, designed by Rees Jones. Open for play for more than one year, it is the site of the nationally-televised LPGA Sprint Titleholders Championship. Initial land clearance has started for the second course, designed by Arthur Hills, with play scheduled to begin in early 1997. CTO has committed to sell all the residential land around the first golf course to a subdeveloper in three successive two-year phases, subject to the purchaser meeting performance criteria for each phase. As of January 1996, eighteen residences priced from $165,000 to $700,000 were under construction in three areas within the first phase.

   CTO commercial land sales totalled about $12 million in 1995 at prices ranging from $4,000 to $260,000 per acre. The backlog for future years' sales continues to grow, primarily due to completion of the Interstate 95 interchange at LPGA Boulevard and the two new championship golf courses. The real estate environment in the Daytona Beach area is favorable because of lower interest rates, a growing economy, and the national disposition of distressed properties, which removed a major deterrent to new construction.

   Real estate sales will continue to be the major element of CTO earnings. The major expenses for planning, permitting and infrastructure for current projects are largely complete, reducing future cash investment requirements. CTO will be increasingly concerned with uses of funds, including future dividend increases.

CHANGES IN PORTFOLIO

                                                              Shares or Principal Amount*
                                                        ----------------------------------------
Quarter Ended December 31, 1995                                                    Held at
                                                        Purchased     Sold     December 31, 1995
                                                        ---------   ----------------------------
PUBLIC PORTFOLIO
          DSC Communications Corp....................     70,000                    230,000
          EMC Corporation............................    100,000                    500,000
          Foster Wheeler Corporation.................    100,000                    200,000
          General Re Corporation.....................     10,000                     60,000
          Glenayre Technologies, Inc.................    150,000                    150,000
          StrataCom, Inc.............................     50,000                    170,000
          Stryker Corporation........................    180,000                    180,000
          Tellabs, Inc...............................     60,000                    235,000
          Viking Office Products, Inc................    200,000                    200,000
          Xilinx, Inc................................    240,000                    240,000
          York International Corporation.............     50,000                    250,000
          American Power Conversion Corp.............                 425,000          --
          Baker Hughes Incorporated..................                 400,000          --
          Cooper Industries, Inc.....................                 212,587          --
          Department 56, Inc.........................                  90,000          --
          Federated Department Stores, Inc...........                 350,000          --
          Great Lakes Chemical Corporation...........                  30,000       150,000
          Lechters, Inc..............................                 287,500          --
          MCI Communications Corporation.............                 100,000       500,000
          Norfolk Southern Corporation...............                 125,000          --
          Sequent Computer Systems, Inc..............                 220,000          --
          United HealthCare Corporation..............                 170,611       300,000

PRIVATE PORTFOLIO
          DuroLite International, Inc.
           Convertible Preferred Stock...............      2,500                      2,500
           12% Subordinated Note due 11/03/2004......  8,000,000                  8,000,000
          Security Capital U.S. Realty
           Common stock..............................    100,000                    100,000
          EXCL Communications, Inc.
           Convertible Preferred Stock...............               2,150,000          --
           Convertible Preferred Stock, Series II....                 510,931          --
           14% Subordinated Debenture due 6/30/2000..               3,800,000          --

        --------------
        * Excludes shares acquired or disposed of as a result of stock dividends, stock splits, stock reorganizations, mergers and conversions.

BAKER, FENTRESS & COMPANY ILLUSTRATION OF $10,000 INVESTMENT

Total Return on $10,000 Investment
For 20 Years Ended December 31, 1995

This chart and accompanying table illustrate the annual and cumulative 20-year record of a $10,000 investment made at the beginning of 1976. The results of two measures of past performance are as follows:

                                                   Average Annual
                               Ending Value     Compound Total Return
                               ------------     ---------------------
     Shareholder Return          $295,687               17.7%
     Portfolio Performance        147,582               14.4

     SHAREHOLDER RETURN is the actual return a Baker, Fentress & Company shareholder would have achieved assuming reinvestment of all distributions at the actual reinvestment price on the payment date. Returns which include 1993 results assume all primary shares were purchased during the Company's rights offering at the actual exercise price. For the years when the Company retained a portion of net realized capital gain and paid taxes due on behalf of shareholders, such tax credits were reinvested at the closing market price of the Company's stock on the last day of that year. The net asset value of the shares held as of December 31, 1995, related to the $295,687 ending market value, was $383,952.

     PORTFOLIO PERFORMANCE is the time-weighted total return of the Company's total net assets. This provides a measure of performance comparable to the total return of general market indices, such as the S&P 500.

     This total return calculation assumes monthly compounding of total net assets, with purchases and sales of portfolio securities assumed to occur at mid-month. Dividend income is earned on the ex-date and interest income is accrued monthly. Calculations reflect adjustments for capital gain distributions, treasury stock purchases and taxes paid by the Company in years when a portion of net realized capital gain was retained, but before deduction of expenses.

     The illustrated results are two measures of past performance. They are not necessarily indicative of future results.

========================================================================================================
TOTAL          20 Years Ended December 31, 1995
RETURN
ON $10,000
INVESTMENT                             Baker, Fentress & Company
                             ---------------------------------------------
                              Shareholder Return     Portfolio Performance     Standard & Poor's 500
                             --------------------    ---------------------     ---------------------
                                           Annual                   Annual                    Annual
               As of         Cumulative    Total     Cumulative     Total      Cumulative     Total
               December 31   Investment    Return    Investment     Return     Investment     Return
               -----------   ----------    ------    ----------     ------     ----------     ------
               1976.......   $ 14,537       45.4%    $ 12,447        24.5%     $ 12,393        23.9%
               1977.......     15,399        5.9       12,368        -0.6        11,506        -7.2
               1978.......     17,501       13.7       14,563        17.8        12,262         6.6
               1979.......     25,339       44.8       20,275        39.2        14,544        18.6
               1980.......     33,700       33.0       24,951        23.1        19,271        32.5
               -------------------------------------------------------------------------------------
               1981.......     35,235        4.6       24,860        -0.4        18,322        -4.9
               1982.......     47,383       34.5       31,293        25.9        22,270        21.6
               1983.......     63,259       33.5       37,595        20.1        27,293        22.6
               1984.......     68,639        8.5       39,110         4.0        29,005         6.3
               1985.......     95,662       39.4       52,932        35.3        38,208        31.7
               -------------------------------------------------------------------------------------
               1986.......    107,417       12.3       59,639        12.7        45,339        18.7
               1987.......    101,168       -5.8       63,087         5.8        47,720         5.3
               1988.......    130,461       29.0       72,423        14.8        55,645        16.6
               1989.......    164,341       26.0       88,830        19.9        73,277        31.7
               1990.......    125,188      -23.8       71,998       -17.1        71,003        -3.1
               -------------------------------------------------------------------------------------
               1991.......    167,795       34.0       91,211        26.7        92,634        30.5
               1992.......    178,718        6.5       97,575         7.0        99,697         7.6
               1993.......    240,017(1)    14.2      113,253        16.1       109,739        10.1
               1994.......    221,980       -7.5      108,329        -4.4       111,188         1.3
               1995.......    295,687       33.2      147,582        36.2       152,970        37.6
               -------------------------------------------------------------------------------------

(1) Includes $35,603 additional investment to purchase all primary shares in the Company's rights offering.

                          20-YEAR PERFORMANCE SUMMARY

                             [GRAPH APPEARS HERE]

TOTAL RETURN ON $10,000 INVESTMENT

   As of                 Shareholder        Portfolio          S&P 500
December 31,               Return          Performance       Stock Index
------------             -----------       -----------       -----------
1975                      $10,000           $10,000           $10,000
1976                       14,537            12,447            12,393
1977                       15,399            12,368            11,506
1978                       17,501            14,563            12,262
1979                       25,339            20,275            14,544
1980                       33,700            24,951            19,271
1981                       35,235            24,860            18,322
1982                       47,383            31,293            22,270
1983                       63,259            37,595            27,293
1984                       68,639            39,110            29,005
1985                       95,662            52,932            38,208
1986                      107,417            59,639            45,339
1987                      101,168            63,087            47,720
1988                      130,461            72,423            55,645
1989                      164,341            86,830            73,277
1990                      125,188            71,998            71,003
1991                      167,795            91,211            92,634
1992                      178,718            97,575            99,697
1993                      240,017           113,253           109,739
1994                      221,980           108,329           111,188
1995                      295,687           147,582           152,970


PAST PERFORMANCE
Average Annual Compound Total Return

   Years Ended           Shareholder        Portfolio          S&P 500
December 31, 1995          Return          Performance       Stock Index
-----------------        -----------       -----------       -----------
  1 year.........           33.2%             36.2%             37.6%
  3 year.........           13.3              14.8              15.3
  5 year.........           15.8              15.4              16.6
 10 year.........           10.5              10.8              14.9
 20 year.........           17.7              14.4              14.6

STATEMENT OF ASSETS AND LIABILITIES

                                                                           December 31, 1995
                                                                           -----------------
Assets
           Investments, at Value:
            Portfolio securities:
               Unaffiliated issuers (cost $343,020,028)...................      $497,029,128
               Controlled affiliates (cost $25,714,454)...................        96,332,827
           Money market securities (cost $1,789,753)......................         1,789,753
                                                                                ------------
                   Total Investments (cost $370,524,235)..................       595,151,708
           Cash...........................................................           438,794
           Receivable for Securities Sold.................................         3,436,360
           Dividends and Interest Receivable..............................         1,095,263
           Other Assets...................................................           972,145
                                                                                ------------
                   Total Assets...........................................       601,094,270
                                                                                ------------
Liabilities
           Payable for Securities Purchased...............................         1,305,000
           Accounts Payable and Accrued Liabilities.......................           606,785
                                                                                ------------
                   Total Liabilities......................................         1,911,785
                                                                                ------------
Net Assets................................................................      $599,182,485
                                                                                ============
Analysis of Net Assets
           Common stock, $1 par value, authorized -- 40,000,000 shares;
               issued and outstanding -- 27,543,641 shares................      $ 27,543,641
           Capital surplus................................................       279,579,036
           Undistributed net realized gain from investment transactions...        17,943,842
           Other retained earnings (a)....................................        49,488,493
           Unrealized appreciation of investments.........................       224,627,473
                                                                                ------------
Net Assets................................................................      $599,182,485
                                                                                ============
Net Asset Value Per Share.................................................      $      21.75
                                                                                ============

           ----------
           (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.



           See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                      Year Ended
                                                                                   December 31, 1995
                                                                                   -----------------
Investment Income:
        Dividends from:
          Unaffiliated issuers.........................................................  $  4,467,654
          Controlled affiliate.........................................................     2,250,000
                                                                                         ------------
                                                                                            6,717,654
                                                                                         ------------
        Interest from:
          Unaffiliated issuers.........................................................     5,982,162
          Controlled affiliate.........................................................       840,000
                                                                                         ------------
                                                                                            6,822,162
                                                                                         ------------
            Total Income...............................................................    13,539,816
                                                                                         ------------
Expenses:
        Investment research............................................................     1,893,802
        Administration and operations..................................................     1,029,543
        Rent...........................................................................       286,272
        Directors fees and expenses....................................................       162,750
        Reports to shareholders........................................................       184,621
        Professional fees..............................................................       135,810
        Custodian and transfer agent fees..............................................        86,990
        Taxes other than income........................................................        65,020
        Other..........................................................................       276,495
                                                                                         ------------
            Total Expenses.............................................................     4,121,303
                                                                                         ------------
                   Net Investment Income...............................................     9,418,513
                                                                                         ------------
Net Realized and Unrealized Gain on Investments:
         Net realized gain on sales of investments in unaffiliated issuers.............    41,188,739
         Net realized gain on financial futures transactions...........................     1,962,075
                                                                                         ------------
            Net realized gain on sales of investments..................................    43,150,814
         Net change in unrealized appreciation of investments..........................   107,071,485
                                                                                         ------------
                   Net Realized and Unrealized Gain on Investments.....................   150,222,299
                                                                                         ------------
Net Increase in Net Assets Resulting from Operations...................................  $159,640,812
                                                                                         ============

        See accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS

                                                                              Year Ended December 31,
                                                                                1995            1994
                                                                           -------------   -------------
Cash Flows from Operating Activities:
           Net increase (decrease) in net assets resulting
             from operations.............................................. $ 159,640,812   $ (25,012,819)
           Adjustments to reconcile increase (decrease) in
             net assets resulting from operations to net cash
             provided by (used in) operating activities:
             Net realized and unrealized (gain) loss on investments.......  (150,222,299)     31,945,596
             (Increase) in receivable for securities sold.................    (1,633,235)     (1,175,625)
             (Increase) decrease in dividends and interest receivable.....       471,112        (973,821)
             (Increase) decrease in other assets..........................      (538,706)         58,592
             (Decrease) in accounts payable and accrued liabilities.......        (2,212)        (19,749)
             Increase (decrease) in payable for securities purchased......     1,305,000      (9,063,270)
                                                                           -------------   -------------
                Net cash provided by (used in) operating activities.......     9,020,472      (4,241,096)
                                                                           -------------   -------------
Cash Flows from Investing Activities:
           Purchases of portfolio securities and options..................  (185,107,763)   (217,516,097)
           Sales of portfolio securities and options......................   194,374,056     256,774,059
           Proceeds from options written..................................             -      16,026,254
           Cost of options repurchased....................................             -     (27,106,364)
           Net realized gain (loss) on financial futures transactions.....     1,962,075      (2,538,000)
           Sales/maturities of money market securities, net...............     2,564,206       8,472,306
                                                                           -------------   -------------
                Net cash provided by (used in) investing activities.......    13,792,574      34,112,158
                                                                           -------------   -------------
Cash Flows from Financing Activities:
           Dividends and capital gain distributions.......................   (22,389,049)    (29,960,478)
                                                                           -------------   -------------
               Net cash (used in) financing activities....................   (22,389,049)    (29,960,478)
                                                                           -------------   -------------
Net Increase (Decrease) in Cash...........................................       423,997         (89,416)
Cash at the Beginning of the Year.........................................        14,797         104,213
                                                                           -------------   -------------
Cash at the End of the Year............................................... $     438,794   $      14,797
                                                                           =============   =============
Supplemental Disclosure of
   Noncash Financing Activities:
           Capital gain distribution reinvestments........................ $  18,595,558   $  15,865,885
                                                                           =============   =============

           See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year Ended December 31,
                                                                                 1995           1994
                                                                             ------------   ------------
Operations:
           Net investment income...........................................  $  9,418,513   $  6,932,777
           Net realized gain on sales of investments.......................    43,150,814     42,728,705
           Net change in unrealized appreciation...........................   107,071,485    (74,674,301)
                                                                             ------------   ------------
               Net increase (decrease) in net assets resulting
                   from operations.........................................   159,640,812    (25,012,819)
                                                                             ------------   ------------

Distributions to Shareholders from:
           Net investment income...........................................    (9,058,533)    (7,239,654)
           Net realized gain from investment transactions..................   (31,926,074)   (38,586,710)
                                                                             ------------   ------------
               Total dividends to shareholders.............................   (40,984,607)   (45,826,364)
                                                                             ------------   ------------
                    Net increase (decrease) in net assets from
                       operations after distributions......................   118,656,205    (70,839,183)
                                                                             ------------   ------------
Capital Share Transactions--Net increase...................................    18,595,558     15,879,895
                                                                             ------------   ------------
Total Increase (Decrease) in Net Assets....................................   137,251,763    (54,959,288)
Net Assets at the Beginning of the Year....................................   461,930,722    516,890,010
                                                                             ------------   ------------
Net Assets at the End of the Year..........................................  $599,182,485   $461,930,722
                                                                             ============   ============

           See accompanying Notes to Financial Statements

STATEMENT OF INVESTMENTS
December 31, 1995


                                                            Shares      Value
                                                         ----------- -----------
INVESTMENTS IN UNAFFILIATED ISSUERS--82.95%
Public Portfolio--70.91%
         Health Care--6.80%
           Foundation Health Corporation (b)............... 200,000 $  8,650,000
           Pediatrix Medical Group, Inc. (b)............... 110,600    3,041,500
           Stryker Corporation............................. 180,000    9,450,000
           United HealthCare Corporation................... 300,000   19,612,500
                                                                     -----------
                                                                      40,754,000
                                                                     -----------
         Consumer Products and Services--6.13%
           Newell Co....................................... 400,000   10,350,000
           The Walt Disney Company......................... 190,000   11,186,250
           Construction Group
             Owens-Corning Fiberglas Corporation (b)....... 100,000    4,487,500
             Toll Brothers, Inc. (b)....................... 270,000    6,210,000
             USG Corporation (b)........................... 150,000    4,500,000
                                                                     -----------
                                                                      36,733,750
                                                                     -----------
         Technology--20.27%
           Cascade Communications Corp. (b)................ 175,000   14,918,750
           Cisco Systems, Inc. (b)......................... 250,000   18,656,250
           DSC Communications Corp. (b).................... 230,000    8,481,250
           EMC Corporation (b)............................. 500,000    7,687,500
           Glenayre Technologies, Inc. (b)................. 150,000    9,337,500
           KLA Instruments Corporation (b)................. 280,000    7,297,500
           Solectron Corporation (b)....................... 280,000   12,355,000
           StrataCom, Inc. (b)............................. 170,000   12,495,000
           Sybase, Inc. (b)................................ 235,000    8,460,000
           Tellabs, Inc. (b)............................... 235,000    8,695,000
           Varian Associates, Inc.......................... 120,000    5,745,000
           Xilinx, Inc. (b)................................ 240,000    7,320,000
                                                                     -----------
                                                                     121,448,750
                                                                     -----------
         Energy--5.00%
           Chesapeake Energy Corp. (b)..................... 375,000   12,468,750
           Panhandle Eastern Corporation................... 350,000    9,756,250
           Union Texas Petroleum Holdings, Inc............. 400,000    7,750,000
                                                                     -----------
                                                                      29,975,000
                                                                     -----------
         Business and Commercial Services--1.95%
           Nextel Communications, Class A (b).............. 160,000    2,360,000
           Viking Office Products, Inc. (b)................ 200,000    9,300,000
                                                                     -----------
                                                                      11,660,000
                                                                     -----------

           See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS
December 31, 1995

                                                           Shares        Value
                                                        ------------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
         Finance--12.01%
           Aon Corporation................................  270,000   $ 13,466,250
           Barnett Banks, Inc.............................  300,000     17,700,000
           Franklin Resources, Inc........................  150,000      7,556,250
           General Re Corporation.........................   60,000      9,300,000
           T. Rowe Price Associates, Inc..................  205,000     10,096,250
           Growth Lending Institutions Group
             Crestar Financial Corporation................   80,000      4,730,000
             UJB Financial Corp...........................  140,000      4,987,500
             Union Planters Corporation...................  130,000      4,143,750
                                                                      ------------
                                                                        71,980,000
                                                                      ------------
         Basic Industries--4.39%
           Great Lakes Chemical Corporation...............  150,000     10,800,000
           Wausau Paper Mills Company.....................  568,992     15,505,032
                                                                      ------------
                                                                        26,305,032
                                                                      ------------
         Producer Goods--10.71%
           Bandag, Incorporated...........................  170,000      9,201,250
           The Boeing Company.............................  150,000     11,756,250
           Foster Wheeler Corporation.....................  200,000      8,500,000
           Harnischfeger Industries, Inc..................  356,420     11,850,965
           York International Corporation.................  250,000     11,750,000
           Engineering and Construction Group
             Jacobs Engineering Group Inc. (b)............  200,000      5,000,000
             The Manitowoc Company, Inc...................  140,000      4,287,500
             Thomas Group, Inc. (b).......................  137,500      1,856,250
                                                                      ------------
                                                                        64,202,215
                                                                      ------------
         Transportation--1.47%
           Growth Transportation Group
             Heartland Express, Inc. (b)..................  231,257      4,567,332
             RailTex, Inc. (b)............................  201,200      4,225,200
                                                                      ------------
                                                                         8,792,532
                                                                      ------------
         Utilities--2.18%
           MCI Communications Corporation.................  500,000     13,062,500
                                                                      ------------
             Total public portfolio (Cost: $278,204,437)..             424,913,779
                                                                      ------------

         See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS
December 31, 1995


                                                                                              Shares or
                                                                                              Principal
                                                                                                Amount            Value
                                                                                             -----------      ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
Private Placement Portfolio--12.04%
          Champion Healthcare Corporation--hospital management company
             Common stock (b)(c)(f)........................................................       73,223      $    311,198
             Series D Convertible Preferred Stock (b)(c)(d)................................      111,111         1,999,998
             11% Subordinated Note due 12/31/2003 (c)(d)...................................  $ 8,000,000         8,000,000
             Stock Purchase Warrants Expiring 12/31/2003 (c)(d)............................      240,000             -
          County Seat Holdings, Inc.--specialty retailer
             Common stock (b)(c)(d)........................................................      111,067           740,450
          DuroLite International, Inc.--manufacturer and distributor of specialized lighting products
             Convertible Preferred Stock (b)(c)(d).........................................        2,500         2,627,250
             12% Subordinated Note due 11/03/2004 (c)(d)...................................  $ 8,000,000         7,872,750
          Earth Technology Corporation--environmental engineering
             and consulting
             12.5% Senior Subordinated Note due 6/30/98 (c)(d).............................  $10,000,000        10,000,000
             Stock Purchase Warrants Expiring 7/01/98 (c)(d)...............................      166,500             -
          Echlin Inc.--manufacturer of automotive parts and components
             Common stock (c)(e)...........................................................      553,162        18,190,556
          Home State Holdings, Inc.--property and casualty insurers
             11.50% Subordinated Note due 10/03/2004 (c)(d)................................   10,050,000         9,607,909
             Stock Purchase Warrants Expiring 10/03/2004 (c)(d)............................      150,750           472,941
          Security Capital U.S. Realty--real estate investment trust
             Common stock (b)(c)(d)(g).....................................................      100,000         1,000,000
          TBN Holdings Inc.--hazardous waste recycler
             12% Subordinated Note due 12/31/2002 (c)(d)(h)................................  $ 8,000,000         8,000,000
             Series C-3 Convertible Preferred Stock (b)(c)(d)..............................    1,511,628         1,239,000
             Stock Purchase Warrants Expiring 12/31/2002 (c)(d)............................    1,100,000            11,000
           Golder, Thoma, Cressey Fund II Limited Partnership (c)(d).......................  $   387,835         1,936,512
           Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)................  $    59,868           105,785
                                                                                                              ------------
                Total private placement portfolio (Cost: $64,815,591)......................                     72,115,349
                                                                                                              ------------
           Total investments in unaffiliated issuers (Cost: $343,020,028)..................                    497,029,128
                                                                                                              ------------

INVESTMENTS IN CONTROLLED AFFILIATES--16.08%
     Publicly-Traded--14.19%
           Consolidated-Tomoka Land Co., common stock
             (majority-owned)--development of Florida real estate;
             production and sale of citrus fruit (Cost: $5,030,627)........................    5,000,000        85,000,000
                                                                                                              ------------
     Private Placement Portfolio--1.89%
           Alliance Northwest Industries, Inc.--commercial and residential lighting fixtures
             Series B Convertible Preferred Stock (b)(c)(d)................................    2,000,000             -
             Series C Convertible Preferred Stock (b)(c)(d)................................          500             -
             Series D Convertible Preferred Stock (b)(c)(d)................................        1,000             -
             Stock Purchase Warrants Expiring 12/20/2000 (b)(c)(d).........................    1,687,941             -
           Citadel Communications Corporation--radio broadcasting
             Series A Convertible Preferred Stock (b)(c)(d)................................      972,000         3,374,865
             Series C Convertible Preferred Stock (b)(c)(d)................................      275,904           957,962
           Citadel Broadcasting Corporation--radio broadcasting
             12% Class A Subordinated Note due 6/30/2000 (c)(d)............................  $ 7,000,000         7,000,000
                                                                                                              ------------
                Total private placement portfolio (Cost $20,683,827).......................                     11,332,827
                                                                                                              ------------
           Total investments in controlled affiliates (Cost $25,714,454)...................                     96,332,827
                                                                                                              ------------

          See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS
December 31, 1995

                                                                                                      Shares or
                                                                                                      Principal
                                                                                                        Amount       Value
                                                                                                     ----------   ------------
MONEY MARKET SECURITIES--.30%
        American Express Credit Corporation--5.00% to 5.75% due 1/03/96............................. $  800,000   $    799,635
        U.S. Treasury bills--5.31% due 3/07/96...................................................... $1,000,000        990,118
                                                                                                                  ------------
        Total investments in money market securities (Cost: $1,789,753).............................                 1,789,753
                                                                                                                  ------------
        Total Investments--99.33% (Cost: $370,524,235)..............................................               595,151,708
        Other Assets Less Liabilities--0.67%........................................................                 4,030,777
                                                                                                                  ------------
        NET ASSETS--100.00%.........................................................................              $599,182,485
                                                                                                                  ============

NOTES TO STATEMENT OF INVESTMENTS

    (a) Based on the cost of investments of $370,524,235, for federal income tax purposes at December 31, 1995, net unrealized appreciation was $224,627,473, which consisted of gross unrealized appreciation of $241,643,436 and gross unrealized depreciation of $17,015,963.
    (b) Non-income producing security.
    (c) The following securities are subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the board of directors of the Company as of December 31, 1995. The aggregate value of restricted securities was $83,448,176 or 13.93% of net assets, at December 31, 1995.


                                                                                                      No. of Shares or
         Security Description                                           Date(s) of Acquisition        Principal Amount    Cost
         ------------------------------------------------------------------------------------------------------------------------
         Alliance Northwest Industries, Inc.,
           Series B Convertible Preferred Stock........................        January 1995               2,000,000       500,000
           Series C Convertible Preferred Stock........................    April 1993-August 1994               500       850,000
           Series D Convertible Preferred Stock........................        November 1992                  1,000     8,000,000
           Stock Purchase Warrants Expiring 12/20/2000.................        November 1992              1,687,941         1,000
         Champion Healthcare Corporation
           Common stock................................................        December 1995                 72,223       388,997
           Series D Convertible Preferred Stock........................  December 1993-December 1994        111,111     1,999,998
           11% Subordinated Note due 12/31/2003........................  December 1993-December 1994    $ 8,000,000     8,000,000
           Stock Purchase Warrants Expiring 12/31/2003.................  December 1993-December 1994        240,000             -
         Citadel Broadcasting Corporation
           12% Class A Subordinated Note due 6/30/2000.................          July 1992              $ 7,000,000     7,000,000
         Citadel Communications Corporation
           Series A Convertible Preferred Stock........................           May 1993                  972,000     3,374,865
           Series C Convertible Preferred Stock........................           May 1993                  275,904       957,962
         County Seat Holdings, Inc., common stock......................          June 1991                  111,067       740,450
         DuroLite International, Inc.
           Convertible Preferred Stock.................................         November 1995                 2,500     2,627,250
           12% Subordinated Note due 11/03/2004........................         November 1995           $ 8,000,000     7,872,750
         Earth Technology Corporation
           12.5% Senior Subordinated Note due 6/30/98..................          August 1990            $10,000,000    10,000,000
           Stock Purchase Warrants Expiring 7/01/98....................          August 1990                166,500           900
         Echlin Inc., common stock.....................................      May 1989-March 1992            553,162    10,406,693
         Golder, Thoma, Cressey Fund II Limited Partnership............    June 1984-December 1988      $   387,835       387,835
         Home State Holdings, Inc.
           11.5% Subordinated Note due 10/03/2004......................          October 1994           $10,050,000     9,607,909
           Stock Purchase Warrants Expiring 10/03/2004.................          October 1994               150,750       472,941
         Phillips-Smith Specialty Retail Group Limited Partnership.....    March 1987-September 1987    $    59,868        59,868
         Security Capital U.S. Realty, common stock....................          October 1995               100,000     1,000,000
         TBN Holdings Inc.
           12% Subordinated Note due 12/31/2002........................          January 1995           $ 8,000,000     8,000,000
           Series C-3 Convertible Preferred Stock......................          January 1995             1,511,628     3,239,000
           Stock Purchase Warrants Expiring 12/31/2002.................          January 1995             1,100,000        11,000

    (d) There were no unrestricted securities of the same issue outstanding on December 31, 1995 or the dates of acquisition.
    (e) Represents 90% of the current market price of unrestricted common stock of Echlin Inc.
    (f) Represents 80% of the current market price of unrestricted common stock of Champion Healthcare Corporation.
    (g) The Company has committed to invest an additional $9,000,000 in Security Capital U.S. Realty.
    (h) Security not current as to payment of interest.

NOTES TO FINANCIAL STATEMENTS


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests primarily for capital appreciation.

Investment valuation:

Investments are stated at "value". Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market instruments are valued at amortized cost. Financial futures are valued at the settlement price established each day by the exchange on which they are traded. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered to not reflect fair value, are valued at a fair value as determined by the board of directors. Because these investments are expected to have a long-term holding period, their estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized.

     The Company may be considered to be a "controlling person" of Consolidated-Tomoka Land Co. within the meaning of the Securities Act of 1933. A public distribution of such shares would require registration under the Securities
Act. The shares of Consolidated-Tomoka Land Co. are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation.

Investment transactions:

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income:

The Company records dividends on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on securities purchased. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Federal income taxes, dividends, and distributions to shareholders:

The Company intends to qualify each year as a "regulated investment company" under the provisions of the Internal Revenue Code so that it will not be liable for federal income tax on net investment income and capital gain distributed to shareholders.

     In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

     For the year ended December 31, 1995, the Company distributed $1.20 per share of net realized long-term capital gain to shareholders.

     Long-term capital gain distributions are taxable as long-term capital gain to shareholders, irrespective of how long the related shares have been held. Short-term capital gain distributed to shareholders is taxable as ordinary dividend income.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

Reclassifications:

For 1995, the Company has reclassified $103,427,516 from "undistributed net realized gain from investment transactions" to "capital surplus" in the accompanying Analysis of Net Assets. This reclassification was made to more appropriately reflect previously taxed net realized gain retained by the Company in prior years. After reclassification, "undistributed net realized gain from investment transactions" represents amounts that will be taxable to shareholders when distributed in 1996.

NOTE 2. CAPITAL STOCK

The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. The Company made no such purchases during 1995 or 1994.

     Other transactions in capital stock during 1995 and 1994 were as follows:

                               Shares                   Amount
                        --------------------  ------------------------
                           1995       1994        1995          1994
                        ---------  ---------  -----------  -----------
Reinvestment of
  capital gain
  distributions.....    1,101,959  1,123,249  $ 1,101,959  $ 1,123,249
Increase in
  capital surplus...                           17,493,599   14,756,646
                                              -----------  -----------
  Net increase......                          $18,595,558  $15,879,895
                                              -----------  -----------

NOTE 3. EXPENSES

Aggregate compensation paid or accrued during the year ended December 31, 1995 to officers of the Company amounted to $1,262,415. Fees, excluding expenses, of $162,750 were incurred during 1995 for directors who were not officers of the Company.

NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

     In 1995, the Company made a long-term capital gain distribution of $1.20 per share. Approximately 76.8% of the $0.35 per share of ordinary income dividends paid during 1995 qualifies for the corporate dividends received deduction, and 1.4% represents income earned on U.S. government obligations.

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during 1995, excluding money market investments, aggregated $185,107,763 and $194,374,056, respectively.

     The Company paid brokerage commissions totalling $25,300 and $79,457 for the years ended December 31, 1995 and 1994, respectively, to Goldman, Sachs & Co., of which James P. Gorter, chairman of the board of the Company, is a limited partner.

NOTE 6. FUTURES TRANSACTIONS

In order to maintain a substantially fully invested position in the stock market, the Company may purchase Standard & Poor's 500 Stock Index (S&P 500) futures contracts. Upon entering into a futures contract, the Company is required to deposit with its custodian either cash or eligible securities in an amount set by the relevant futures exchange, known as "initial margin." Subsequent payments, known as "variation margin," are made on a daily basis as the market prices of the underlying futures contracts fluctuate. For financial statement purposes, such variation margin is recognized on a daily basis as gain or loss.

     The Company had no S&P 500 futures contracts open as of December 31, 1995.

NOTE 7. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS

The Company maintains a non-contributory defined benefit pension plan covering all of its employees. Benefits under the plan are based on salary and years of service. The Company makes annual contributions to the plan in accordance with federal tax law and ERISA requirements. Total plan contributions for 1995 were $58,683. Net pension expense for 1995 was $38,160.

     In addition, the Company has a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1995 were $195,329.

     The Company also provides certain healthcare benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1995 was $75,270.

NOTE 8. PENDING ACQUISITION

In November 1995, the Company's board approved an agreement to acquire 100% of the outstanding common stock of John A. Levin & Co., Inc. (Levco), a privately-held New York-based investment advisory firm, in exchange for approximately $36 million in cash and five million newly-issued Baker Fentress shares (subject to adjustments).

     Levco will operate as a wholly-owned subsidiary of the Company and be reflected by the Company as an investment. This new subsidiary will manage all existing and new advisory accounts of Levco and (if approved by the Company's shareholders) the publicly-traded sector of the Company's portfolio. The management of the private placement and Consolidated-Tomoka sectors will continue as at present.

     The acquisition is subject to Securities and Exchange Commission exemptive relief from certain provisions of the Investment Company Act of 1940 and shareholder approval. The transaction is expected to close in 1996.

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1995.

                                                                1995           1994         1993           1992          1991
                                                              --------       --------     --------       --------      --------
Per Share Operating Performance
Net asset value, beginning of year.........................    $  17.47      $  20.42     $  20.82       $  21.49      $  18.66
                                                               --------      --------     --------       --------      --------
     Net investment income.................................         .35          0.35         0.48           0.39          0.58
     Net realized gain (loss) and net change in
        unrealized appreciation and other changes..........        5.67         (1.36)        2.51           0.90          4.14
                                                               --------      --------     --------       --------      --------
Total from investment operations...........................        6.02         (1.01)        2.99           1.29          4.72
Less distributions:
     Dividends from net investment income..................       (0.35)        (0.35)       (0.48)         (0.39)        (0.58)
     Distribution from net realized gain...................       (1.20)        (1.46)       (1.76)         (1.42)        (1.15)
                                                               --------      --------     --------       --------      --------
Total distributions........................................       (1.55)        (1.81)       (2.24)         (1.81)        (1.73)
                                                               --------      --------     --------       --------      --------
Dilution resulting from:
     Reinvestment of capital gain distribution.............        (.19)        (0.13)       (0.16)         (0.15)        (0.16)
     Rights offering (a)...................................           -             -        (0.99)             -             -
                                                               --------      --------     --------       --------      --------
Net asset value, end of year...............................    $  21.75      $  17.47     $  20.42       $  20.82      $  21.49
                                                               ========      ========     ========       ========      ========
Per share market price, end of year........................    $  16.75      $  13.75     $  16.75       $  17.00      $  17.63

Total Investment Return-
   Shareholder Return......................................       33.20%        (7.51)%      14.18%(b)       6.51%        34.03%

Ratios/Supplemental Data
     Net assets, end of year (in 000's)                        $599,182      $461,931     $516,890       $419,814      $417,355
     Ratio of expenses to average net assets...............         .69%          .75%         .83%           .76%          .84%
     Ratio of net investment income to average
        net assets.........................................        1.57%         1.38%        1.59%          2.01%         2.53%
     Portfolio turnover....................................       35.89%        41.63%       31.63%         28.36%        50.70%
     Number of shares outstanding, end
        of year (in 000's).................................      27,544        26,442       25,318         20,165        19,423
--------------

(a) Effect of the Company's rights offering of shares at a price below net asset value.
(b)  Assumes shareholder exercised all primary rights in rights offering.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of BAKER, FENTRESS & COMPANY:

     We have audited the accompanying statement of assets and liabilities of Baker, Fentress & Company, including the statement of investments, as of December 31, 1995, and the related statements of operations for the year then ended, and cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baker, Fentress & Company at December 31, 1995, the results of its operations for the year then ended, its cash flows and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                             /s/ Ernst & Young LLP


Chicago, Illinois
February 2, 1996

GENERAL AND HISTORICAL INFORMATION


DISTRIBUTION POLICY

Beginning in 1987, the board of directors adopted a policy of distributing to shareholders during each calendar year an amount (in a combination of ordinary income dividends and capital gain distributions) equal to at least 8% of the month-end average net asset value for the 12 months ended October 31 of that year.

     Although this distribution policy is based on a percentage of net asset value, Baker Fentress shares have traded at market prices less than net asset values. The annual distribution as a percentage of market price will exceed 8% so long as the market price is at a discount from net asset value.

     Unless specifically amended by the board of directors, this policy will apply to future years' total distributions. Decisions to realize capital gain will be based primarily on investment considerations rather than distribution requirements.

REINVESTMENT AND CASH PURCHASE PLAN

Baker Fentress has two reinvestment plans which provide shareholders convenient and economical ways of increasing their holdings of the Company's shares.

     Dividend reinvestment and cash purchase plan. The Company's dividend reinvestment and cash purchase plan allows shareholders to elect to reinvest cash dividends (consisting of distributions of net investment income and net realized short-term capital gain, if any) on all or a portion of their Company shares. Reinvested dividends are subject to income tax to the same extent as if received in cash.

     The plan includes a voluntary cash purchase feature that permits shareholders to purchase additional shares on a monthly basis. Each voluntary cash purchase must be at least $100 and not more than $10,000.

     The Company delivers dividends payable to participating shareholders, in cash, to Harris Trust and Savings Bank (the "Bank"), as agent for participants in the plan. Harris Bank then uses that money to purchase shares for dividend reinvestment and for voluntary cash purchases in market transactions. The number of whole and fractional shares allocated to each participant's account is determined by dividing the dividend payable to the participant by the average purchase price per share, including brokerage commissions, paid by the Bank.

     There are no service charges to shareholders to participate in the plan and all costs of administration are paid by the Company. A shareholder pays only a proportionate share of the brokerage commissions paid by the Bank.

     All shareholders are eligible to participate in the plan, including those whose shares are held through a broker or other nominee. However, some brokers and nominees may not permit a shareholder to participate in the plan without first transferring the shareholder's Company shares into the shareholder's name.

     A shareholder may terminate participation in the plan by writing to the Bank. On termination, a shareholder may receive a certificate for the whole shares held in the shareholder's plan account, with a check for the value of fractional shares. Alternatively, a shareholder may request that the Bank sell the shares and send the shareholder a check for the proceeds, less any brokerage commission.

     A complete description of the plan and an authorization card to enroll may be obtained from the Bank, at the address below:

     Baker, Fentress & Company
     Dividend Reinvestment Plan
     c/o Harris Trust and Savings Bank
     Dividend Reinvestment
     P.O. Box A3309
     Chicago, Illinois 60690

     Capital gain reinvestment plan. The Company customarily distributes any net realized long-term capital gain to shareholders at least annually, in the form of additional Company shares (with cash paid for fractional shares). Those shares are newly-issued or treasury shares, and are priced at the then current market price without commissions.

     At the time of each capital gain distribution, shareholders have the opportunity to elect to receive the distribution entirely in cash, or partly in cash and partly in shares. Such an election is made by returning to the Company a card that is sent to all shareholders for that purpose. A shareholder need not join this plan in advance, nor do anything until the shareholder receives a notice from the Company of a declaration of a capital gain distribution.

     There is no cost to the shareholder of reinvesting a capital gain distribution in additional Company shares. A reinvested distribution is subject to tax to the same extent as if received in cash.

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

                                  Business Affiliations
                                  ---------------------

Frederick S. Addy          Retired; former executive vice president,
                           chief financial officer and director of Amoco
                           Corporation

Bob D. Allen               President and chief executive officer of
                           Consolidated-Tomoka Land Co.

J. Barton Goodwin*         Managing director of BCI Advisors, Inc.

James P. Gorter*           Chairman of the board of Baker, Fentress &
                           Company; limited partner of Goldman,
                           Sachs & Co.

David D. Grumhaus          President of Casey Travel Corporation

Richard M. Jones           Retired; former chairman and chief executive
                           officer of Guaranty Federal Savings Bank;
                           former president of Sears, Roebuck and Co.

Burton G. Malkiel          Professor of Economics, Princeton University

David D. Peterson*         President and chief executive officer of
                           Baker, Fentress & Company; chairman of
                           Consolidated-Tomoka Land Co.

William H. Springer        Retired; former vice chairman of
                           Ameritech Corp.

*Member of the Executive Committee


OFFICERS

James P. Gorter            Chairman of the Board

David D. Peterson          President and Chief Executive Officer

Steven C. Carhart          Vice President

George V. Carracio, Jr.    Vice President

James P. Koeneman          Vice President and Secretary

Scott E. Smith             Vice President

Janet Sandona Jones        Treasurer and Assistant Secretary


CORPORATE DATA

Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
Corporate Trust Operations
111 West Monroe Street
Chicago, Illinois 60603
(312) 461-6834

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Independent Auditors
Ernst & Young LLP

Weekly Net Asset Value
Information
The Company's net asset value is listed each week in Monday's edition of The Wall Street Journal, in Saturday's edition of The New York Times, in other major metropolitan newspapers, and in Barron's.

Recorded weekly net asset value information can be obtained by calling
(312) 236-9191 and selecting option 2.

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
(312) 236-9190 or 1-800-BKF-1891


[RECYCLING LOGO]
As a company with historical ties to the lumber industry, Baker Fentress recognizes the importance of preserving our precious natural resources. The Company's 1995 Annual Report is printed on recycled paper. We encourage recycling and use of recycled products.

                           Baker, Fentress & Company
                               Established 1891
                      SUITE 3510, 200 WEST MADISON STREET
                            CHICAGO, ILLINOIS 60606
                                (312) 236-9190